Exhibit 99.1

 Chemomab Therapeutics Systemic Sclerosis Live WebinarNovember 3, 2021

 This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act. These forward-looking statements include, among other things, statements regarding the clinical development pathway for CM-101; the future operations of Chemomab and its ability to successfully initiate and complete clinical trials and achieve regulatory milestones; the nature, strategy and focus of Chemomab; the development and commercial potential and potential benefits of any product candidates of Chemomab; and that the product candidates have the potential to address high unmet needs of patients with serious fibrosis-related diseases and conditions. Any statements contained in this communication that are not statements of historical fact may be deemed to be forward-looking statements. These forward-looking statements are based upon Chemomab’s current expectations. Forward-looking statements involve risks and uncertainties.Because such statements deal with future events and are based on Chemomab’s current expectations, they are subject to various risks and uncertainties and actual results, performance or achievements of Chemomab could differ materially from those described in or implied by the statements in this presentation, including: the uncertain and time-consuming regulatory approval process; risks related to Chemomab’s ability to correctly manage its operating expenses and its expenses; Chemomab’s plans to develop and commercialize its product candidates, including CM-101; the timing of initiation of Chemomab’s planned clinical trials; the timing of the availability of data from Chemomab’s clinical trials; the timing of any planned investigational new drug application or new drug application; Chemomab’s plans to research, develop and commercialize its current and future product candidates; the clinical utility, potential benefits and market acceptance of Chemomab’s product candidates; Chemomab’s commercialization, marketing and manufacturing capabilities and strategy; Chemomab’s ability to protect its intellectual property position; and the requirement for additional capital to continue to advance these product candidates, which may not be available on favorable terms or at all. Additional risks and uncertainties relating to Chemomab’s and its business can be found under the caption “Risk Factors” and elsewhere in Chemomab’s filings and reports with the SEC. Chemomab expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Chemomab’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. This presentation (“Presentation”) is for informational purposes only and does not constitute an offer to sell, solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of Chemomab. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any other information contained herein. All levels, prices and spreads are historical and do not represent current market levels, prices or spreads, some or all of which may have changed since the issuance of this document. Any data on past performance, modeling contained herein is not an indication as to future performance. Chemomab assume no obligation to update the information in this Presentation. Chemomab does not accept any liability whatsoever for any losses arising from the use of this Presentation or reliance on the information contained herein. Nothing herein shall be deemed to constitute investment, legal, tax, financial, accounting or other advice. This Presentation is being provided for use only by the intended recipient.  Forward Looking Statements

Agenda

Dr. Dale Pfost, CEO	Dr. Adi Mor, CSO	Dr. Dinesh Khanna, U MI Med. School	Dr. Arnon Aharon, CMO	All Speakers
Introduction	CM-101 Overview: A Novel CCL24 Neutralizing Monoclonal Antibody	Systemic Sclerosis: Overview Clinical Trial & Endpoint Considerations	Clinical Program: CM-101 Phase 2 in Systemic Sclerosis	Q&A

3

   Discovery and development of innovative therapeutics for rare inflammatory and fibrotic diseases with high unmet need  CM-101, a first-in-class CCL24 neutralizing monoclonal antibody targeting:Primary Sclerosing Cholangitis (PSC)Systemic Sclerosis (SSc)Liver fibrosis (MoA*)  Conducting 2 Phase 2 clinical trials with 3rd Phase 2 trial in SSc expected to initiate in 1Q22First clinical readouts targeted for 2022 expected to drive multiple value inflections   Global patent exclusivity through 2041. Granted composition of matter patent with multiple additional patents pending    Cormorant Asset Management  Cash and equivalents of $67M as of June 30, 2021 enabling runway through mid-2023  Focus  CM-101:A Pipeline in A Product  Near-Term Catalysts  Robust IP Portfolio  Top Tier Investors  Solid Balance Sheet  *MoA – Mechanism of Action  Chemomab (Nasdaq: CMMB) Overview  Clinical Stage Biotech Company Focused on Inflammatory-Fibrotic Diseases

 CM-101 Overview: CCL24 Neutralizing Monoclonal Antibody for Treatment of Systemic Sclerosis & Other Fibrotic–Inflammatory diseases  Dr. Adi MorChemomab CSO

CCL24 is a Novel Therapeutic Target for Inflammation & Fibrosis

Critical Mediator Promoting Inflammation and Fibrosis

✓ **Dual role in promoting fibrosis**
- directly activates fibroblasts
- enhances local immune cell recruitment

✓ **Unique and differentiated activity**
- *ex vivo* and *in vivo* data confirm unique role vs other CCLs
- correlates with disease outcome and fibrotic biomarkers

✓ **Minor expression in healthy tissue**
- significantly elevated in skin, lung and liver fibrotic tissue
- wide therapeutic margin

✓ **Positive feedback loop potentiates tissue damage**
- responsible for initiation and perpetuation of fibrosis

✓ **Strong scientific evidence**
- supports CCL24 involvement in key cellular activities that drive fibrosis
- Use of knockout animals and patient samples established CCL24's potential to serve as inflammation/fibrosis therapeutic target



CCL24-secreting cells
Immune cells, Epithelial cells
CCL24
CCL24-regulated cells
Fibroblasts, Immune cells, Endothelial cells
CCR3
Positive Feedback Loop
Immune cell recruitment
Fibroblast activation and recruitment
inflammatory-mediated damage, collagen deposition, vascular damage
Damaged tissue
CCL24 Secretion
Organ failure

6

CM-101: First-in-Class mAb Blocking CCL24

Dual Mechanism of Action Interfering with Core Fibrotic Pathways

- Fully humanized antibody, binds and blocks CCL24 with high affinity
- CM-101's epitope directly interfering with Receptor-Ligand interaction
- Significant attenuation of fibrosis across multiple skin and lung fibrosis models
- Favorable PK profile supports dosing once every 2-4 weeks
- Strong IP portfolio based on issued composition-of-matter patents



CM-101
CCL24
CCR3
Immune cell recruitment
Fibroblast recruitment & proliferation
Endothelial cell activation



CM-101 Reduces In vivo Monocyte Recruitment
Number of migrated monocytes (x1000)
10
8
6
4
2
0
***
***
PBS
CCL24
CCL24 +CM-101



CM-101 Inhibits Human Dermal Fibroblast Motility
Migration
4
3
2
1
0
*
**
Control
CCL24
CCL24 + CM-101

CM-101 attenuates inflammation and fibrosis by inhibiting fibroblast activation and immune cell recruitment

CoM - Composition of Matter

7

Strong Scientific Evidence Supports CM-101 Potential in SSc and Beyond

Significant Attenuation of Fibrosis & Inflammation Across a Wide Range of Well-Validated Models

CCL24 Target Validation

Ex Vivo **(Patient Samples)**
Systemic sclerosis
- CCL24 correlated to systemic sclerosis related fibrotic biomarkers
- CCL24 correlated to lung function deterioration
- Overexpression of CCL24 in skin and serum
- Overexpression of CCL24's receptor on key cells related to SSc pathophysiology

Primary sclerosing cholangitis
- Biomarker correlations
- Overexpression of CCL24 and CCR3

Liver fibrosis (NASH)
- Disease severity correlation
- Overexpression of CCL24 and CCR3

In Vivo **(Knockout Animal Models)**
Systemic sclerosis
- CCL24 knock out vs. WT in Bleomycin induced skin fibrosis model (mice)

Proof of Concept\Animal Models

Systemic sclerosis
- Prophylactic Bleomycin-induced skin fibrosis
- Therapeutic Bleomycin-induced skin fibrosis
- Prophylactic Bleomycin induced lung fibrosis
- Therapeutic Bleomycin induced lung fibrosis

Primary sclerosing cholangitis
- ANIT induced cholestasis-chronic and acute (mice)
- Bile duct ligation (rat)
- MDR2 knock-out (mice)

Liver fibrosis
- TAA induced liver fibrosis (rat and mice)

Liver metabolism and inflammation
- STAM (mice)
- MCD diet induced NASH (mice)

Atherosclerosis
- ApoE knock out model (mice)

Mechanism of Action

CM-101 affects fibroblast activation
- Dermal fibroblast activation
- Dermal fibroblast motility
- Dermal fibroblast transition to myofibroblasts
- Hepatic fibroblast motility
- Hepatic fibroblast activation

CM-101 affects immune cell migration and recruitment
- Dermal fibroblast migration
- Monocyte polarization
- Monocyte recruitment

Toxicology

- **Short-term GLP** in rodents
- **Long-term GLP** in Non-human primates
- ***Ex vivo*** **safety**: ADCC, CDC, cytokine secretion
- **Tissue cross reactivity**

8

CCL24 Plays a Key Role in SSc Pathophysiology

*Clinical Relevance of CCL24 Supported by SSc Patient Samples**

- **CCL24 is elevated in skin and serum samples of dSSc patients**
- **CCL24 receptor is overexpressed in key cells related to SSc pathophysiology**
- **CCL24 correlates with disease progression and fibrotic biomarkers**



SSc Skin
SSc
CCL24 / CD31 / DAPI
SSc Skin
SSc
CCR3 / aSMA / DAPI
Healthy Skin
HC
CCL24 / CD31 / DAPI
Healthy Skin
HC
CCR3 / aSMA / DAPI



CCL24 is highly elevated in dSSc population
Serum CCL24 (pg/ml)
4000
3000
2000
1000
0
***
Healthy
Diffused



CCL24 serum level correlates with worsening of lung functions delta FVC (%)
CCL24 pg/mL
30
25
20
15
10
5
0
-5
-10
-15
-20
-25
-30
1000
2000
3000
4000

dSSc – diffuse systemic sclerosis Mor A et al., Annals of Rheumatic Diseases, 2019 ***p ≤0.001

* Collaboration with University of Florence

Patient samples support the targeted patient population and clinical trial endpoints

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       Fold increase expression   Dermal thickness compared to average control groups  *  # cells infiltrating to BAL  *  WT-BLM  CCL24 KO-BLM    CCL24 Blockade Alone is Sufficient to Attenuate Fibrosis in SSc  Knocking Out the CCL24 Gene Attenuates Inflammation and Fibrosis in SSc Bleomycin Experimental Model  Mor A et al., Annals of Rheumatic Diseases, 2019BLM – Bleomycin; WT - Wild type; KO – Knockout, BAL- Bronchoalveolar lavage, PBS- Phosphate-buffered saline *p ≤0.05       WT-PBS  CCL24 KO-PBS  WT-BLM  CCL24 KO-BLM  *  α SMA expression in skin lesions  Dermal thickness  Immune cell lung infiltration

     Collagen concentration (µg/gr tissue)  Vehicle  BLM  BLM+CM-101 0.5mg/kg  BLM+CM-101 1mg/kg  BLM+CM-101 2.5mg/kg  BLM+lgG  *  *  **  Bleomycin (SC) induced dermal fibrosis  Bleomycin (IT) induced lung fibrosis  CM-101 Profoundly Reduces Skin and Lung Fibrosis in SSc Models  Bleomycin Models Relevant to Systemic Sclerosis Using Prevention and Therapeutic Designs  Mor et al, Annals of Rheumatoid Diseases, 2019**p ≤0.01; *p ≤0.05. BLM - bleomycin; IT - Intratracheal; SC – SubcutaneousIgG - Immunoglobulin G       Attenuates skin and lung fibrosis levels in bleomycin induced models using treatment modeDemonstrates a dose dependent attenuation of fibrosisReduces lung collagen and inflammation as compared to approved drugs for lung fibrosis

Phase 1: Excellent Safety Profile & 1st Confirmation of Anti-Fibrotic Effects

- CM-101 was **safe and well tolerated** in >42 healthy volunteers and patients across 3 Phase 1 studies
- Favorable half-life supports **long dosing interval** (once every 2-4 weeks)
- Multiple administration 15-week study showed **biomarker improvement** with dose-dependent PK-Target engagement in NAFLD Patients

PK-Target Engagement



PK-PD 2.5mg/kg IV
CM-101 (ug/mL)
CCL24 (fold change %)
CCL24 (Target Eng.)
CM-101
0
21
42
63
84
105
126
Time (days)
EOT
PK-PD 5mg/kg SC
CM-101 (ug/mL)
CCL24 (fold change %)
CCL24 (Target Eng.)
CM-101
Time (days)
EOT

Fibrotic Biomarkers Improved*



Relative change from baseline (%)
10
0
-10
-20
ProC4
20
10
0
-10
-20
TIMP1

*Concordant results across 6 relevant fibrotic markers

CM-101
Placebo

Nordic Biosciences , Denmark

Elastography Decreased



Liver Stiffness
Relative change from baseline (%)
30
15
0
-15
-30
FibroScan™
CM-101
Placebo

ProC4-Procollagen 4; TIMP1- metallopeptidase inhibitor 1; EOT-End of Treatment

12

 Systemic Sclerosis Overview: Clinical Trial & Clinical Endpoint Considerations  Dr. Dinesh KhannaFrederick G. L. Huetwell Professor of RheumatologyProfessor of MedicineUniversity of Michigan khannad@umich.edu

UNIVERSITY OF MICHIGAN

# Systemic Sclerosis

Dinesh Khanna, MD, MS

Frederick G. L. Huetwell Professor of Rheumatology

Professor of Medicine, University of Michigan

khannad@umich.edu

 Scleroderma  The word “scleroderma” comes from two Greek words: “sclero” meaning hard, and “derma” meaning skin. There are approximately 200,000 patients in USApproximately 75,000-80,000 have systemic sclerosis (SSc)  Scleroderma  Localized  Systemic Scleroderma or Systemic Sclerosis

SSc—Epidemiology

UNIVERSITY OF MICHIGAN

Peak age 30-50 years

Female predominance of 3-5:1

Heterogeneous disease

High morbidity and highest mortality among rheumatic diseases

Rare disease

- Estimated prevalence[1]
- US 276/million
- Europe 88-160/million
- Estimated incidence 18.7 cases/ million/ year[2]
- With US population at ~ 328 million people, there are ~ 6,000 new SSc cases diagnosed each year

[1]Chifflow H Semin Arthritis Rheum 37:223-235 [2]Mayes et al. Arthritis Rheum 2001

# Pathogenesis of SSc


Vasculopathy
Immunity
Systemic sclerosis
Fibrosis
ECM
myofibroblasts

 Christopher P Denton ▪ Dinesh Khanna ▪ www.thelancet.com ▪ Published online April 13, 2017 ▪ http://dx.doi.org/10.1016/50140-6736(17)30933-9

      DIFFUSE CUTANEOUS VARIANT     joint contractures   skeletal myopathy  interstitial lungdisease    myocardial involvement    esophageal disease   pulmonary hypertension  malabsorption  LIMITEDCUTANEOUS VARIANT  “renal crisis”  TIME  Raynaud, digital ischemia  SKIN THICKNESS  tendon/bursal friction rubs;        interstitial lung disease        pulmonary hypertension      Provided by Thomas Medsger  2-5 years after first non-RP symptom/sign  Usual Timing of Problems in Systemic Sclerosis  Limited  Diffuse

 Clinician Viewpoint  Vasodilators  Anti-inflammatory medicationsGlucocorticoidsACE inhibitorsH2 blockers/ Proton pump inhibitors  Immunosuppressive medicationsAnti-fibrotic therapiesStem cell transplant

 Patient’s own illustration depicting their experience of skin symptoms of SSc  Khanna D, et al. Journal of Scleroderma and Related Disorders 2020

The Patient Journey with dcSSc from Initial Symptoms to Progressive Disease

UNIVERSITY OF MICHIGAN

Initial Symptoms

- Skin thickening
- Raynaud's phenomenon
- Trivialized by patients

Diagnosis

- Delays reaching appropriate specialist
- Shock at severity of disease
- Poor prognosis

Treatment

- High treatment burden
- Limited options
- No cure

Worsening Symptoms

- Loss of mobility/dexterity
- Pain
- Exhaustion
- Changed appearance
- Depression/anxiety
- Worry about organ involvement

Fearful
Frustrated
Sad
Pain
Depressed
Weak
Isolated
Burdened
Confused
Tightness
Exhausted
Hopeful
Unpredictable
Limiting
Supported
Complicated

 Unmet Need  Lack of holistic approach to manage early SScCurrent management by a clinicianScreen for early organ involvementOrgan specific and supportive treatmentFDA approved therapyNintedanib and Tocilizumab for lung fibrosis PAH specific therapies as part of Group 1 PAH Off label treatments

 Endpoints in Systemic Sclerosis  End points for inflammatory/ fibrotic manifestationsModified Rodnan skin scoreForced Vital CapacityComposite IndexAmerican College of Rheumatology Composite Response Index (ACR CRISS)Revised CRISS

 Modified Rodnan Skin Score (MRSS)  Histological correlation of skin score  Skin Score: 3  Skin Score: 1  Skin Score: 2      Face  Upper arm  Chest  Forearm  Hand  Fingers  Thigh  Leg  Foot  Upper arm  Abdomen  Forearm  Hand  Fingers  Thigh  Leg  Foot  Total _____ / 51                                                        1  3  2  0          1  3  2  0          1  3  2  0          1  3  2  0          1  3  2  0          1  3  2  0          1  3  2  0          1  3  2  0          1  3  2  0          1  3  2  0          1  3  2  0          1  3  2  0          1  3  2  0          1  3  2  0          1  3  2  0          1  3  2  0          1  3  2  0          1  3  2  0  Uninvolved  Mild thickening  Moderate thickening  Severe thickening        Date  ID    Hand  Leg  Calculating the MRSS

 Forced Vital Capacity   Physiological assessment of lung volumes  Surrogate measure to assess for systemic sclerosis-associated interstitial lung disease

Why a Combined Response Index for SSc?

- SSc has validated outcomes for individual manifestations
- SSc is a multisystem disorder
  - Combined indices successful in other complex systemic rheumatic diseases: *RCTs → FDA approval of new therapies*
    - RA-ACR Responder Index/Disease activity index: joint count, HAQ, APRs, global assessments
    - Psoriatic Arthritis--Responder index: joint count, HAQ-DI, APRs, global assessments
- We seek approaches to *treat* the underlying disease; thus, we want measures of *overall* disease

ACR- American College of Rheumatology; HAQ-DI- Health Assessment Questionnaire, APR- Acute phase reactants

 U.S. FDA Clinical Outcome Assessment (CoA)  Center for Drug Evaluation and Research, U.S. Food & Drug Administration. Clinical Outcome Assessment (CoA) Compendium

       ACR Response Criteria (Originally 20% but evolved to include 50% and 70%)  BenefitsAcceptable FDA endpointLed to approval of multiple biologic therapiesUnderstood by regulators and physicians  A decrease in both tender and swollen joint counts  An improvement in at least 3 of the following 5 measures:- Patient Global- Patient Pain - Physician Global - HAQ-DI- Acute Phase Reactants

 COMET – Combo vs Monotherapy    Emery et al. Lancet 2008; 372: 375–82   ACR20 ACR50 ACR70

UNIVERSITY OF MICHIGAN

# Composite End Point

Systemic sclerosis

CLINICAL SCIENCE

## New composite endpoint in early diffuse cutaneous systemic sclerosis: revisiting the provisional American College of Rheumatology Composite Response Index in Systemic Sclerosis

Dinesh Khanna,[1] Suiyuan Huang,[1,2] Celia J F Lin,[3] Cathie Spino[2]

Revised CRISS

- Captures global improvement in SSc
- 2-step process

*Ann Rheum Dis* 2020;**0**:1-10. doi:10.1136/annrheumdis-2020-219100

UNIVERSITY OF MICHIGAN

2-Step Process

Step 1

Internal organ worsening?

Yes → CRISS Score=0.00

No → Proceed to Step 2

Step 2

Assess for improvement in 5 core set measures that have content validity in early SSc

Modified Rodnan skin score	Assess skin involvement
Forced vital capacity	Assess lung involvement
Patient global assessment	Captures global improvement
Physician global assessment	Captures physician's assessment
HAQ-DI	Assess functional ability and ADLs

 Revised CRISS  Holistic measure that assesses internal organ involvement and improvement in 5 core set measures.Assessed as proportion of patients who achieved a certain improvement (as percent change) in ≥ 3 of 5 measures.This is similar to ACR response index for rheumatoid arthritis Acceptable endpoint by the FDAUnderstood by regulators and physiciansPrecedence with labeling claims

 CM-101 Systemic Sclerosis Phase 2 Clinical Program   Dr. Arnon Aharon Chemomab CMO

Phase 2 Trial in Diffuse Cutaneous Systemic Sclerosis (dcSSC)


Diffuse Cutaneous Systemic Sclerosis Phase 2 Trial Design
220 patients
1:1
Randomization
CM-101 10 mg/kg; I.V. Q3W
Placebo; I.V. Q3W
Safety Follow-up
Screening
Period
Treatment Period
Randomization
Week 45
EoT visit
Week 48
Primary Endpoint
Week 56

- Territories: US, EU and Israel
- Number of sites: 100 sites globally
- Expected initiation – Q1/2022

EoT- end of treatment; **Q3W**- once every 3 weeks; **I.V.** - Intravenous

35

Phase 2 Trial in Diffuse Cutaneous Systemic Sclerosis

Targeted Population

We target dcSSc patients at a stage when early disease progress is significant

These patients suffer inflammatory, fibrotic and vascular damage and are therefore well-positioned to benefit from CM-101 treatment

Key Inclusion Criteria

- Diagnosis of systemic sclerosis diffuse subtype early disease; < 5 years from onset of 1st non-Raynaud's sign/ symptom
- mRSS $\geq$ 15 and $\leq$45
- Evidence of disease activity: new/worsening of skin involvement, ILD, presence of TFRs
- Stable background immunosuppressive treatment (limited to 60% of patients)

Key Exclusion Criteria

- Diagnosis of limited subtype of systemic sclerosis
- Systemic sclerosis-like illness associated with environmental or ingested agents
- Unstable SSc or end-stage organ involvement
- Advanced pulmonary involvement
- Subjects who have SSc autoantibody status that is only positive for anti-centromere antibody

ILD- Interstitial lung disease; **mRSS**- Modified Rodnan skin score; **TFR**- Tendon friction rubs; **dcSSc**- Diffuse cutaneous systemic sclerosis

36

Phase 2 Trial in Diffuse Cutaneous Systemic Sclerosis

Efficacy Endpoints

We selected a primary endpoint that provides a holistic measurement of disease status with a key secondary endpoint of protecting lung function

This approach is designed to support a label for the treatment of Systemic Sclerosis

Primary endpoint

- Proportion of participants who meet the Revised CRISS responder criteria after 48 weeks of treatment

Key secondary endpoint

- Change in Forced Vital Capacity (FVC) % predicted after 48 weeks of treatment

Secondary endpoints

- mRSS (modified Rodnan skin score), HAQ-DI (Health Assessment Questionnaire Disability Index), Physician Global Assessment (MDGA), Patient Global Assessment (PTGA), Diffusing Capacity of the Lung for carbon monoxide (DLCO), High Resolution CT (HRCT), quality of life and itching questionnaires

Exploratory/biomarker endpoints

- Fibrotic biomarkers, measurement of immune cell infiltration by skin biopsy, nailfold capillaroscopy

37

CM-101 in Systemic Sclerosis – Key Clinical Program Features    CM-101 development program aimed at a label for the treatment of Systemic Sclerosis - Addressing high unmet medical need in Systemic Sclerosis - Leveraging unique dual MoA of CM-101 to support a disease modification label - Targeting the whole dcSSc population, not limited to subset of patients with specific organ damage - Focus on evaluating patient benefit as a whole, as well as effect on individual organs such as lung and skin     Study was designed in collaboration with KOLs and incorporates input from regulators - Selected dose was proven efficacious in animal models of SSc, improving both skin and lung symptoms - Revised CRISS is a holistic composite primary endpoint that best matches CM-101 dual MoA - One-year study duration enables detection of improvement in both inflammatory and fibrotic disease - This trial could potentially serve as 1st adequate and well controlled study toward registration     A switch to the subcutaneous formulation is planned prior to Phase 3 trial

 Q&A: All Speakers